UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06475

Strategic Global Income Fund, Inc.

(Exact name of registrant as specified in charter)

51 West 52nd Street, New York, New York 10019-6114

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
51 West 52nd Street
New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-882 5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2008

Item 1. Reports to Stockholders.

Strategic Global Income
Fund, Inc.
Annual Report
November 30, 2008

Strategic Global Income Fund, Inc.

January 15, 2009

Dear shareholder,
We present you with the annual report for Strategic Global Income Fund, Inc. (the “Fund”) for the 12 months ended November 30, 2008.

Performance
Over the 12 months ended November 30, 2008, the Fund declined 10.52% on a net asset value basis, compared with the median net asset value decline of 22.81% for the Fund’s peer group, the Lipper Global Income Funds, and the decline of 3.70% for the Fund’s benchmark, the Strategic Global Benchmark(1) (the “Benchmark”). On a market price basis, the Fund declined 20.13% over the 12-month period, compared with its Lipper peer group’s median market price decline of 27.49% over the same time period. (For more on performance, please refer to “Performance at a glance” on page 7.)
Strategic Global Income
Fund, Inc.

Investment goals:
Primarily, high level of current
income; secondarily, capital
appreciation

Portfolio management:
Portfolio management team,
including Uwe Schillhorn
UBS Global Asset
Management (Americas) Inc.

Commencement:
February 3, 1992

NYSE symbol:
SGL

Distribution payments:
Monthly

The Fund’s exposure to local markets benefited performance during the period. However, this was more than offset by an overweight to Argentine debt, where political unrest weighed significantly on performance. In addition, an overweight position in Russian debt, which performed poorly following a drop in commodity prices, hurt Fund performance during the reporting period.

The Fund did not use leverage, which helped it to outperform many of its peers during the reporting period. The Fund did not have preferred stock outstanding, or borrow from banks for investment purposes as some of its peers may have done. Leverage magnifies returns on both the upside and on the downside, and creates a wider range of returns within the Fund’s peer group.

(1)	An unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect fees and expenses.

Strategic Global Income Fund, Inc.

The Fund traded at a discount to its net asset value (“NAV”) per share during the entire reporting period, as did many of its peers. We believe this was due, in part, to investors’ aversion to risk, given the escalating issues and uncertainty surrounding the financial markets and the global economy.

A fund trades at a premium when the market price at which its shares trade is more than its NAV. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV. The market price is the price the market is willing to pay for shares of a fund at a given time, and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

An interview with Portfolio Manager Uwe Schillhorn
Q.	How would you describe the global economic environment during the reporting period?
A.	In the US and abroad, economic growth weakened during the 12-month reporting period. In the US, gross domestic product (“GDP”) grew a surprising 0.9% during the first quarter of 2008. The US Commerce Department then reported that second quarter 2008 GDP growth accelerated to 2.8%. This relatively strong showing was due in part to rising exports and the declining dollar, making US goods more attractive overseas. Economic growth then significantly weakened in the third quarter of 2008. Given a sharp decline in personal spending, intensification of the credit crunch and ongoing housing market weakness, third quarter GDP growth was -0.5%.

After the reporting period ended, the National Bureau of Economic Research (NBER) proclaimed that a recession began back in December 2007. The NBER defines a recession as being “a significant decline in economic activity, lasting more than a few months, normally visible in production, employment, real income and other indicators.”

Overseas, the Eurozone and Japan, having both experienced two consecutive quarters of negative GDP growth, are said to have entered a recession. This marks the first recession in the Eurozone since the advent of the euro currency in 1999. The ongoing credit crunch, tepid consumer spending and rising unemployment have negatively impacted the region. Japan’s economy has been adversely affected by weakening export trade, triggered by the slowdown in overseas economies and the appreciation of the yen.

Strategic Global Income Fund, Inc.

Throughout the reporting period, emerging markets countries generally posted superior growth rates versus their developed country counterparts. However, the prospect for slowing export growth and sharply falling commodity prices in the second half of the reporting period has cast a shadow over their economic prospects.

Q.	How did the world’s bond markets perform over the reporting period?
A.	While the US bond market as a whole rose during the reporting period, this was largely driven by the rising price of Treasury securities. During the reporting period, investor risk aversion increased due to the ongoing credit crisis and turmoil in the financial markets. This resulted in several “flights to quality,” causing Treasury yields to move lower (and their prices higher). In contrast, riskier sectors in the US fixed income market performed poorly. Toward the end of the period, the yield available from short-term Treasuries fell to zero, as investors were willing to forgo any income in order to invest in government-backed securities.

The US Federal Reserve Board (the “Fed”) reduced short term interest rates on seven occasions during the reporting period, bringing them from 4.50% to 1.00%. In December 2008, after the reporting period ended, the Fed cut rates again to a range of zero to 0.25%. Central banks in other countries reduced interest rates as well and indicated that further cuts may be necessary given sharply weaker economic conditions.

During approximately the first nine months of the reporting period, the emerging markets debt asset class performed relatively well versus non-US Treasury fixed income securities. During this time, emerging markets debt spreads—the difference between the yields paid on US Treasury bonds and emerging markets debt—widened. However, they did so less than other spread (non-Treasury) sectors. Commodity-rich emerging markets debt countries enjoyed good economic conditions during this time as demand remained solid and commodity prices remained high.

However, emerging markets debt’s relative outperformance was more than erased in September and October 2008. Fallout from financial troubles in the US and elsewhere, frozen credit markets, massive deleveraging and forced selling, coupled with recession expectations and plunging commodity prices, triggered a sharp increase in risk aversion. As a result, emerging markets debt prices fell sharply in September and October 2008.

Strategic Global Income Fund, Inc.

Q.	How did you position the portfolio from a duration standpoint?
A.	We kept the Fund’s duration—which measures its sensitivity to interest rate change—lower than that of its benchmark throughout most of the reporting period. While this positioning was beneficial during much of this time, it detracted from performance toward the end of the period when interest rates fell sharply given the flight to quality.

Q.	Which currency strategies did you use during the period?
A.	We reduced the Fund’s longstanding position in “carry trades” and pared down its exposure to higher-yielding domestic markets. In a carry trade strategy, an investor sells a currency with a lower interest rate, and uses those funds to purchase a different currency yielding a higher interest rate.

The Fund continued to have an overweight position in “local markets”— markets in which debt is denominated in local currency rather than in US dollars—as they generally offered higher yields than US dollar-denominated bonds. However, we pared down the Fund’s overweight position toward the end of the reporting period as the overall bond market sold off and local currencies were adversely affected. This was especially true in September and October 2008, when the US dollar appreciated during the flight to quality. Reducing our local market exposure also served to bring down the Fund’s risk exposure, benefiting performance.

Q.	Which holdings or strategies generated strong results over the period?
A.	Overall, the Fund’s local market exposure benefited performance, especially during the first half of the reporting period. During that time, holdings in the Malaysian ringgit, Turkish lira and Russian ruble enhanced the Fund’s performance, as did an exposure to the euro.

Q.	Were there any particular strategies that didn’t work well for the Fund?
A.	The Fund’s overweight position in Argentina detracted from performance during the 12-month reporting period. The government’s inability to successfully negotiate with striking farmers negatively impacted the country’s export revenues. In a worst-case scenario that we did not believe was likely to unfold, continued political unrest, economic concerns and increased risk aversion dragged down both Argentina’s US dollar-denominated and local currency debt. Given these issues, we believe that Argentina’s debt is now trading at levels that suggest an increased likelihood of default and reduced the Fund’s position

Strategic Global Income Fund, Inc.

accordingly. We continued to reduce the Fund’s position in Argentina after the reporting period had ended.

While the Fund’s exposure to the Russian ruble contributed to performance during the first half of the reporting period, it later detracted from results. While initially supported by record high oil prices, Russia’s financial system became strained as oil prices fell due to slower global economic growth. As we increased the Fund’s exposure to Russia via quasi-sovereign bonds, the spreads of non-sovereign debt widened significantly, indicating increased levels of investor risk aversion. Despite the deteriorating financial situation of non-sovereign issuers, we do not believe that Russia is in jeopardy of default given the country’s financial surplus versus its outstanding debt.

Q.	How was the Fund positioned at the end of the reporting period?
A.	Throughout the reporting period, we focused our investments in local markets in countries with balance surpluses, as opposed to countries with deficits. During the period as a whole, the Fund was conservatively positioned with regard to its risk exposure. However, given the extreme market sell-off in September and October, we took advantage of what we viewed to be attractive prices, selectively adding certain asset-backed and mortgage-backed securities to the Fund’s portfolio. To take advantage of attractive market opportunities and to diversify the Fund, we also purchased collateralized loan obligations (CLOs) and collateralized debt obligations (CDOs) during the reporting period.

Q.	What is your outlook on the global economy and fixed income markets?
A.	In our view, a decoupling of emerging and developed markets economies is highly unlikely. Rapidly weakening economies in the US, Europe, Japan and other developed countries are clearly having a negative impact on emerging markets countries. For example, slower growth in developed countries has driven oil and other commodity prices substantially lower. This, in turn, has hurt emerging markets commodity exporters, negatively impacting their current account surpluses. We also expect to see continued volatility in the emerging markets debt asset class, given further deleveraging, investor risk aversion and uncertainties regarding the length and depth of the global economic recession.

On the upside, commodity prices have fallen to levels not seen since 2005. We believe much of the negative economic news is already priced into commodity valuations and that another significant sell-off in commodity prices seems unlikely. In addition, given several years of

Strategic Global Income Fund, Inc.

current account surpluses and improved domestic spending, we believe that emerging markets countries, overall, could be better positioned to withstand the current economic environment than they were during previous recessionary periods.

We continue to favor local markets versus US dollar-denominated investments. With inflation expectations diminished by the decline in commodity prices, we believe central banks will have greater flexibility in terms of lowering interest rates. We have already seen this take place and expect this trend to continue given the global recession.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information on the UBS family of funds, please contact your financial advisor or visit us at www.ubs.com/globalam-us.

Sincerely,
Kai R. Sotorp
President
Strategic Global Income Fund, Inc.
Head—Americas
UBS Global Asset Management (Americas) Inc.
Uwe Schillhorn, CFA
Portfolio Manager
Strategic Global Income Fund, Inc.
Head of Emerging Markets Debt & Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the twelve months ended November 30, 2008. The views and opinions in the letter were current as of January 15, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

Strategic Global Income Fund, Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 11/30/08

Net asset value returns	1 year	5 years	10 years

Strategic Global Income Fund, Inc.	(10.52)%	3.56%	6.25%

Lipper Global Income Funds median	(22.81)	1.05	5.39

Market price returns

Strategic Global Income Fund, Inc.	(20.13)%	(3.29)%	5.63%

Lipper Global Income Funds median	(27.49)	(3.03)	6.13

Index returns

Strategic Global Benchmark(1)	(3.70)%	5.14%	6.75%

Citigroup World Government Bond Index (WGBI)SM(2)	3.00%	5.43%	5.38%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or the sale of Fund shares.

(1)	The Strategic Global Benchmark is an unmanaged index compiled by the advisor, constructed as follows: 67% Citigroup World Government Bond Index (WGBI)SM and 33% JPMorgan Emerging Markets Bond Index Global (EMBI Global). Investors should note that indices do not reflect fees and expenses.

(2)	The Citigroup World Government Bond Index (WGBI)SM is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 23 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, Malaysia, the Netherlands, Norway, Poland, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Investors should note that indices do not reflect fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited)

Characteristics*	11/30/08	05/31/08	11/30/07

Net assets (mm)	$170.5	$207.8	$208.1

Weighted average maturity	6.76 yrs	4.89 yrs	4.94 yrs

Modified duration†	4.2%	2.9%	3.1%

Currency exposure**	11/30/08	05/31/08	11/30/07

US dollar denominated	52.8%	44.9%	44.9%

Non US dollar denominated	47.2	55.1	55.1

Total	100.0%	100.0%	100.0%

Credit quality**	11/30/08	05/31/08	11/30/07

AAA	41.2%	29.6%	37.8%

AA	9.3	3.6	4.0

A	12.7	10.1	6.1

BBB	4.2	3.2	9.2

BB	3.9	3.5	4.2

B	3.1	8.2	8.9

CCC	1.7	0.4	0.2

D	0.1	0.6	0.7

Non-rated	12.7	21.8	17.3

Equity/preferred	0.7	1.2	1.4

Cash equivalents	8.4	12.5	11.4

Other assets, less liabilities	2.0	5.3	(1.2)

Total	100.0%	100.0%	100.0%

*	Characteristics will vary over time.

**	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on those assigned by Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“S&P”), to individual portfolio holdings. S&P is an independent ratings agency.

†	Modified duration is the change in price, expressed as a percentage, expected in response to each 1% change in yield of the portfolio’s holdings.

Strategic Global Income Fund, Inc.

Portfolio statistics (unaudited) (concluded)

Top 10 countries/
supranationals
(other than short-term
investments)***	11/30/08		05/31/08		11/30/07

United States	30.5%	United States	18.4%	United States	23.3%

Italy	10.0	Argentina	10.5	Germany	15.0

Malaysia	7.7	Malaysia	8.0	Argentina	9.9

Cayman Islands	6.5	Germany	7.2	Malaysia	7.5

				Sovereign/
Germany	4.8	Italy	6.3	supranational	4.9

		Sovereign/
Spain	4.8	supranational	4.7	Russia	3.8

France	4.6	Russia	3.9	Egypt	3.6

Argentina	4.2	Spain	3.9	Italy	2.7

Russia	3.4	France	2.9	France	2.7

Sovereign/
supranational	2.1	Poland	2.1	Turkey	2.2

Total	78.6%		67.9%		75.6%

***	Weightings represent percentages of net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

Strategic Global Income Fund, Inc.

Industry diversification
As a percentage of net assets
As of November 30, 2008 (unaudited)

Bonds
Corporate bonds
Agriculture	0.23%
Beverages	0.55
Commercial banks	6.88
Consumer finance	0.03
Diversified financial services	5.59
Diversified telecommunication services	0.12
Electric utilities	1.52
Household durables	0.70
Oil, gas & consumable fuels	0.24
Pharmaceuticals	0.91
Pipelines	0.27
Real estate investment trusts (REITs)	7.72
Telecommunications	0.72
Wireless telecommunication services	0.34

Total corporate bonds	25.82
Asset-backed securities	5.74
Collateralized debt obligations	6.46
Commercial mortgage-backed securities	1.18
Mortgage & agency debt securities	5.48
Stripped mortgage-backed security	0.00 (1)
US government obligations	10.58
Non US—government obligations	30.91
Sovereign/supranational bonds	2.06
Credit-linked notes	0.68

Total bonds	88.91
Short-term investments	8.36
Options purchased	0.71

Total investments	97.98
Cash and other assets, less liabilities	2.02

Net assets	100.00%

(1) Amount represents less than 0.005%.

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—88.91%

Corporate bonds—25.82%

France—1.58%
Compagnie de Financement Foncier,
4.000%, due 07/21/11	EUR	2,110,000	$2,692,360

Germany—2.35%
DEPFA Deutsche Pfandbriefbank AG,
5.500%, due 01/15/10		1,000,000	1,276,498

Hypothekenbank in Essen AG,
3.750%, due 09/28/12		2,140,000	2,736,437

Total Germany corporate bonds			4,012,935

Ireland—0.34%
GE Capital European Funding,
4.625%, due 08/23/10		460,000	570,665

Italy—0.33%
Intesa Sanpaolo SpA,
6.375%, due 04/06/10		440,000	567,321

Malaysia—7.72%
Johor Corp.,
1.000%, due 07/31/09(1)	MYR	6,600,000	2,185,732

1.000%, due 07/31/12(1)		38,240,000	10,975,466

Total Malaysia corporate bonds			13,161,198

Netherlands—1.17%
E.ON International Finance BV,
5.125%, due 10/02/12	EUR	450,000	582,362

Rabobank Nederland NV,
4.125%, due 04/04/12		1,110,000	1,419,809

Total Netherlands corporate bonds			2,002,171

Russia—2.06%
Dali Capital PLC for Bank of Moscow,
7.250%, due 11/25/09	RUB	115,000,000	2,517,638

VTB Capital SA,
6.250%, due 06/30/35		$2,000,000	980,000

Total Russia corporate bonds			3,497,638

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Corporate bonds—(continued)

United Arab Emirates—0.99%
Abu Dhabi National Energy Co.,
6.500%, due 10/27/36		$1,500,000	$996,000

7.250%, due 08/01/18(2)		850,000	690,200

Total United Arab Emirates corporate bonds			1,686,200

United Kingdom—1.80%
AstraZeneca PLC,
5.400%, due 09/15/12		1,500,000	1,552,071

Diageo Capital PLC,
7.375%, due 01/15/14		300,000	312,608

SABMiller PLC,
6.500%, due 07/01/16(2)		700,000	621,195

Vodafone Group PLC,
3.625%, due 11/29/12	EUR	500,000	581,660

Total United Kingdom corporate bonds			3,067,534

United States—7.48%
Altria Group, Inc.,
9.700%, due 11/10/18		$390,000	394,648

AT&T, Inc.,
6.500%, due 09/01/37		250,000	205,545

Bank One Corp.,
7.875%, due 08/01/10		2,000,000	2,056,692

Bear Stearns Cos, Inc.,
2.356%, due 05/18/10(3)		1,000,000	955,155

Citigroup, Inc.,
5.125%, due 02/14/11		2,000,000	1,897,800

Fortune Brands, Inc.,
5.375%, due 01/15/16		1,475,000	1,191,380

General Electric Capital Corp.,
5.875%, due 01/14/38		2,000,000	1,637,344

GMAC LLC,
6.875%, due 09/15/11		130,000	49,954

HSBC Finance Corp.,
6.750%, due 05/15/11		2,000,000	1,945,530

NGPL Pipeco LLC,
6.514%, due 12/15/12(2)		500,000	465,825

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Corporate bonds—(concluded)

United States—(concluded)
Sempra Energy,
8.900%, due 11/15/13	$300,000	$297,600

Sprint Capital Corp.,
7.625%, due 01/30/11	1,000,000	720,000

Valero Energy Corp.,
6.625%, due 06/15/37	125,000	93,680

Verizon Communications, Inc.,
8.950%, due 03/01/39	500,000	512,993

Virginia Electric and Power Co.,
8.875%, due 11/15/38	300,000	325,910

Washington Mutual Preferred Funding LLC,
9.750%, due 12/15/17(2),(3),(4),†	1,000,000	100

Total United States corporate bonds		12,750,156

Total corporate bonds (cost—$49,408,179)		44,008,178

Asset-backed securities—5.74%

United States—5.74%
ACE Securities Corp.,
Series 2006-NC1, Class A2B,
1.545%, due 12/25/35(3)	532,345	506,519

Argent Securities, Inc.,
Series 2006-M3, Class A2A,
1.445%, due 10/25/36(3)	48,299	46,641

Bear Stearns Asset Backed Securities Trust,
Series 2006-SD2, Class A2,
1.595%, due 06/25/36(3)	1,547,106	1,311,498

Citibank Credit Card Issuance Trust,
Series 2002-A8, Class A8,
2.146%, due 11/07/11(3)	2,000,000	1,902,743

Countrywide Asset-Backed Certificates,
Series 2005-7, Class 3AV3,
1.805%, due 11/25/35(3)	286,052	274,511

First Franklin Mortgage Loan Asset-Backed Certificates,
Series 2006-FFB, Class A2,
1.525%, due 12/25/26(3)	435,712	130,714

GSAMP Trust,
Series 2006-HE7, Class A2A,
1.435%, due 10/25/46(3)	369,072	345,839

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(continued)

United States—(continued)
Harley-Davidson Motorcycle Trust,
Series 2007-1, Class C,
5.540%, due 04/15/15	$450,000	$275,314

Home Equity Mortgage Trust,
Series 2006-3, Class A1,
5.472%, due 09/25/36(3)	1,909,268	190,927

Series 2006-5, Class A1,
5.500%, due 01/25/37(5)	360,027	82,161

Series 2006-4, Class A1,
5.670%, due 11/25/36(5)	1,691,040	367,930

Lake Country Mortgage Loan Trust,
Series 2005-HE1, Class A2,
1.775%, due 12/25/32(2),(3)	52,322	51,641

MBNA Credit Card Master Note Trust,
Series 2004-A10, Class A,
1.503%, due 03/15/12(3)	1,000,000	954,146

Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A,
1.445%, due 05/25/37(3)	76,721	73,569

Series 2006-FF1, Class A2A,
1.465%, due 08/25/36(3)	439,625	410,064

Series 2006-SL1, Class A,
1.575%, due 09/25/36(3)	96,806	29,477

Nomura Asset Acceptance Corp.,
Series 2006-S4, Class A1,
1.565%, due 08/25/36(3)	849,762	163,579

Park Place Securities, Inc.,
Series 2005-WCW2, Class A2C,
1.655%, due 07/25/35(3)	514,835	496,667

Popular ABS Mortgage Pass-Through Trust,
Series 2006-D, Class A1,
1.455%, due 11/25/46(3)	59,663	55,840

Series 2006-E, Class A1,
1.485%, due 01/25/37(3)	85,251	75,344

Renaissance Home Equity Loan Trust,
Series 2006-4, Class AV1,
1.465%, due 01/25/37(3)	554,341	505,522

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Asset-backed securities—(concluded)

United States—(concluded)
Residential Asset Mortgage Products, Inc.,
Series 2006-RZ3, Class A1,
1.465%, due 08/25/36(3)	$319,386	$304,394

Series 2006-RS4, Class A1,
1.475%, due 07/25/36(3)	25,015	24,643

Series 2006-RS5, Class A1,
1.506%, due 09/25/36(3)	26,692	25,835

Residential Asset Securities Corp.,
Series 2005-KS11, Class AI3,
1.595%, due 12/25/35(3)	145,466	130,294

SACO I Trust,
Series 2006-5, Class 2A1,
1.545%, due 05/25/36(3)	846,640	164,311

Soundview Home Equity Loan Trust,
Series 2006-EQ2, Class A1,
1.475%, due 01/25/37(3)	122,234	115,477

Series 2006-WF1, Class A1A,
1.495%, due 10/25/36(3)	28,650	28,061

Series 2006-OPT3, Class 2A2,
1.505%, due 06/25/36(3)	74,940	69,997

Series 2006-OPT2, Class A2,
1.515%, due 05/25/36(3)	1,420	1,398

Series 2005-OPT1, Class 2A4,
1.695%, due 06/25/35(3)	727,723	661,133

Total asset-backed securities (cost—$12,477,291)		9,776,189

Collateralized debt obligations—6.46%

Cayman Islands—6.46%
Apidos CDO,
Series 2007-CA, Class A2B,
2.453%, due 05/14/20(1),(2),(3)	2,000,000	990,000

Atrium CDO Corp.,
Series 5A, Class A2B,
2.538%, due 07/20/20(1),(2),(3)	2,000,000	1,032,000

BlueMountain CLO Ltd.,
Series 2005-1A, Class A2,
2.519%, due 11/15/17(1),(2),(3)	2,000,000	1,116,800

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Collateralized debt obligations—(concluded)

Cayman Islands—(concluded)
Carlyle High Yield Partners,
Series 2006-8A, Class B,
2.553%, due 05/21/21(1),(2),(3)	$2,500,000	$1,003,125

Halcyon Loan Investors CLO Ltd.,
Series 2007-2A, Class A1J,
3.861%, due 04/24/21(1),(2),(3)	2,000,000	1,019,200

ING Investment Management,
Series 2006-3A, Class A2B,
4.975%, due 12/13/20(1),(2),(3)	2,000,000	1,060,000

Limerock CLO,
Series 2007-1A, Class A4,
3.891%, due 04/24/23(1),(2),(3)	2,000,000	780,000

Mountain View Funding CLO,
Series 2007-3A, Class A2,
4.975%, due 04/16/21(1),(2),(3)	2,500,000	975,450

Series 2006-2A, Class B,
5.219%, due 01/12/21(1),(2),(3)	3,000,000	917,790

Rockwall CDO Ltd.,
Series 2007-1A, Class A1LB,
3.743%, due 08/01/24(1),(2),(3),(6)	4,000,000	1,240,000

Trimaran CLO Ltd.,
Series 2007-1A, Class A2L,
3.189%, due 06/15/21(1),(2),(3),(6)	2,000,000	880,000

Total collateralized debt obligations (cost—$11,888,325)		11,014,365

Commercial mortgage-backed securities—1.18%

United States—1.18%
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4,
5.993%, due 08/10/45(3)	1,250,000	774,843

LB Commercial Conduit Mortgage Trust,
Series 1998-C4, Class G,
5.600%, due 10/15/35(2)	1,000,000	487,062

Morgan Stanley Dean Witter Capital I,
Series 2000-LIF2, Class A2,
7.200%, due 10/15/33	771,426	743,035

Total commercial mortgage-backed securities (cost—$2,399,802)		2,004,940

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—5.48%

United States—5.48%
American Home Mortgage Investment Trust,
Series 2006-3, Class 4A,
1.585%, due 11/25/35(3)	$1,436,332	$398,869

Banc of America Alternative Loan Trust,
Series 2006-9, Class B2,
6.250%, due 01/25/37	1,468,439	62,262

Series 2006-9, Class B3,
6.250%, due 01/25/37	734,220	33,040

Banc of America Funding Corp.,
Series 2005-F, Class CB3,
5.202%, due 09/20/35(3)	4,719,133	118,450

Series 2006-R2, Class A2,
6.050%, due 07/28/46(2),(3)	1,000,000	50,000

Series 2007-4, Class NB1,
6.100%, due 06/25/37(3)	2,962,487	222,187

Citicorp Mortgage Securities, Inc.,
Series 2006-3, Class B1,
5.944%, due 06/25/36(3)	547,663	82,150

Citigroup Mortgage Loan Trust, Inc.,
Series 2005-WF2, Class AV2,
1.635%, due 08/25/35(3)	271,982	229,992

Series 2005-7, Class 1B3,
5.447%, due 10/25/35(3)	3,094,413	92,832

Series 2006-AR6, Class 1B2,
6.059%, due 08/25/36(3)	4,233,662	508,039

Countrywide Alternative Loan Trust,
Series 2006-26CB, Class M1,
6.500%, due 09/25/36	1,225,675	67,412

Series 2005-J2, Class 2A1,
7.500%, due 12/25/34	187,493	110,914

Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2006-16, Class B2,
6.252%, due 11/25/36(3)	1,719,886	74,471

Credit Suisse Mortgage Capital Certificates,
Series 2006-4, Class CB1,
5.756%, due 05/25/36(3)	935,976	21,059

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Mortgage & agency debt securities—(continued)

United States—(continued)
Series 2006-7, Class B1,
6.294%, due 08/25/36(3)		$988,127	$24,703

Series 2006-7, Class B3,
6.294%, due 08/25/36(3)		2,264,786	22,648

Federal Home Loan Mortgage Corp.,‡
5.750%, due 09/15/10	EUR	1,400,000	1,843,361

Harborview Mortgage Loan Trust,
Series 2005-3, Class 2A1A,
1.714%, due 06/19/35(3)		$243,283	103,747

IndyMac INDA Mortgage Loan Trust,
Series 2007-AR1, Class B1,
5.811%, due 03/25/37(3)		448,148	22,407

IndyMac INDX Mortgage Loan Trust,
Series 2006-AR25, Class B1,
6.208%, due 09/25/36(3)		1,838,310	108,876

Series 2006-AR19, Class 1B2,
6.322%, due 08/25/36(3)		1,242,817	37,285

JPMorgan Alternative Loan Trust,
Series 2006-A5, Class 2A6,
5.800%, due 10/25/36(3)		6,492,000	1,766,264

Residential Accredit Loans, Inc.,
Series 2005-QA10, Class M3,
5.624%, due 09/25/35(3)		670,099	23,728

Series 2006-QS5, Class M1,
6.000%, due 05/25/36		1,264,041	218,504

Residential Funding Mortgage Securities I,
Series 2006-S6, Class M1,
6.000%, due 07/25/36		981,062	138,572

Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-2, Class B3I,
5.679%, due 03/25/36(3)		2,982,325	40,082

Series 2006-8, Class 4A3,
5.727%, due 09/25/36(3)		1,500,000	533,531

Series 2007-1, Class B2II,
6.291%, due 02/25/37(3)		1,457,534	99,958

Series 2006-8, Class B3I,
6.298%, due 09/25/36(3)		2,243,915	103,467

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount	Value

Bonds—(continued)

Mortgage & agency debt securities—(concluded)

United States—(concluded)
WaMu Mortgage Pass-Through Certificates,
Series 2006-AR18, Class LB3,
5.380%, due 01/25/37(3)	$1,175,070	$68,001

Series 2007-HY1, Class LB2,
5.792%, due 02/25/37(3)	1,997,422	203,218

Series 2007-HY7, Class LB1,
5.844%, due 07/25/37(3)	2,494,682	530,135

Series 2006-AR12, Class LB1,
5.982%, due 10/25/36(3)	997,843	188,534

Series 2006-AR10, Class LB1,
5.990%, due 09/25/36(3)	998,843	225,619

Wells Fargo Alternative Loan Trust,
Series 2007-PA1, Class B1,
6.250%, due 03/25/37	1,480,076	5,920

Wells Fargo Mortgage Backed Securities Trust,
Series 2006-18, Class B1,
6.000%, due 12/26/36	3,937,534	944,112

Series 2006-AR12, Class 2B1,
6.100%, due 09/25/36(3)	497,959	24,898

Total mortgage & agency debt securities (cost—$18,820,385)		9,349,247

Stripped mortgage-backed security—0.00%(7)

United States—0.00%(7)
Federal Home Loan Mortgage Corp. REMICs,
Series 3033, Class OI, IO,
5.500%, due 10/15/22 (cost—$1,688)	7,716	3

US government obligations—10.58%
US Treasury Bonds,
4.750%, due 02/15/37	2,375,000	2,884,141

US Treasury Inflation Indexed Bonds (TIPS),
1.395%, due 07/15/18	5,580,960	4,998,012

2.000%, due 01/15/16	5,512,300	4,908,962

US Treasury Notes,
2.750%, due 10/31/13	2,430,000	2,526,250

4.000%, due 08/15/18	2,500,000	2,725,390

Total US government obligations (cost—$16,979,349)		18,042,755

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US—government obligations—30.91%

Argentina—4.21%
Argentina Prestamos Garantizadad,
2.954%, due 04/15/10(3)	ARS	2,000,000	$326,047

4.000%, due 05/15/09(3)		1,960,124	1,336,283

Republic of Argentina,
2.280%, due 12/15/35(3)		$17,250,000	750,375

3.127%, due 08/03/12(3)		19,170,000	4,696,650

7.000%, due 03/28/11		210,000	69,300

			7,178,655

Brazil—0.88%
Brazil Notas do Tesouro Nacional
Series B,
6.000%, due 05/15/45	BRL	2,530,000	1,490,995

Dominican Republic—0.90%
Republic of Dominica,
9.000%, due 03/31/10(6)	DOP	120,000,000	1,537,366

El Salvador—1.02%
Republic of El Salvador,
7.750%, due 01/24/23		$2,040,000	1,734,000

France—3.05%
Government of France,
3.750%, due 04/25/21	EUR	2,690,000	3,391,329

4.000%, due 04/25/55		1,390,000	1,805,253

			5,196,582

Germany—2.43%
Bundesschatzanweisungen,
3.750%, due 12/12/08	EUR	75,000	95,337

Deutsche Bundesrepublik,
4.000%, due 01/04/37		690,000	914,753

6.250%, due 01/04/24		180,000	292,561

Kreditanstalt fuer Wiederaufbau,
4.625%, due 10/12/12		640,000	848,060

5.000%, due 07/04/11		1,500,000	1,995,825

			4,146,536

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—(continued)

Non US—government obligations—(concluded)

Hungary—0.86%
Republic of Hungary,
7.000%, due 06/24/09	HUF	306,000,000	$1,469,446

Indonesia—0.64%
Republic of Indonesia,
9.500%, due 07/15/23	IDR	20,000,000,000	1,090,714

Italy—9.65%
Buoni Poliennali Del Tesoro,
4.000%, due 02/01/37	EUR	3,430,000	3,704,448

4.250%, due 08/01/13		5,500,000	7,108,568

4.500%, due 05/01/09		760,000	973,199

5.000%, due 08/01/34		2,190,000	2,766,758

6.500%, due 11/01/27		1,275,000	1,899,334

			16,452,307

Russia—0.70%
Russian Federation,
7.500%, due 03/31/30(5)		$1,029,000	856,642

7.500%, due 03/31/30(2),(5)		408,133	339,771

			1,196,413

Spain—4.75%
Government of Spain,
5.150%, due 07/30/09	EUR	2,740,000	3,543,100

5.750%, due 07/30/32		2,160,000	3,296,292

6.150%, due 01/31/13		900,000	1,260,779

			8,100,171

Turkey—1.82%
Republic of Turkey,
14.000%, due 01/19/11	TRY	3,120,000	1,781,720

15.000%, due 02/10/10		2,180,000	1,314,468

			3,096,188

Total non US—government obligations (cost—$68,366,721)			52,689,373

Sovereign/supranational bonds—2.06%
European Investment Bank,
5.375%, due 10/15/12	EUR	1,600,000	2,178,320

5.625%, due 10/15/10		1,000,000	1,327,275

Total sovereign/supranational bonds (cost—$3,849,131)			3,505,595

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

	Face
Security description	amount		Value

Bonds—(concluded)

Credit-linked notes—0.68%

Russia—0.68%
ING Bank N.V., 7.798%, due 02/16/11
(linked to Russian Agricultural Bank OJSC,
7.850%, due 02/16/11)
(cost—$1,399,336)	RUB	39,300,000	$1,168,758

Total bonds (cost—$185,590,207)			151,559,403

	Units

Short-term investment—8.36%

Other—8.36%
UBS Supplementary Trust—U.S. Cash
Management Prime Fund,
1.86%(8),(9),(10) (cost—$14,250,718)		14,250,718	14,250,718

	Number of
	contracts

Options Purchased—0.71%

Call Options—0.71%
3 Month Euro Euribor Interest Rate Futures,
strike @ EUR 96.75,
expires September 2009*		181	531,784

30 Day Fed Fund Futures, strike @ USD 98.25,
expires December 2008*		120	676,304

			1,208,088

Put Options—0.00%(7)
30 Day Fed Fund Futures, strike @ USD 97.25,
expires December 2008*		120	1,250

Total options purchased (cost—$123,642)			1,209,338

Total investments(11)—97.98% (cost—$199,964,567)			167,019,459

Cash and other assets, less liabilities—2.02%			3,448,782

Net assets—100.00%			$170,468,241

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

Notes to portfolio of investments
*	Non-income producing security.
†	As of September 29, 2008, the Fund is no longer accruing income on this security.
‡	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.
(1)	Security is illiquid. At November 30, 2008, these securities amounted to $24,175,563 or 14.18% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the value of these securities amounted to $13,720,159 or 8.05% of net assets.
(3)	Floating rate security—The interest rates shown are the current rates as of November 30, 2008.
(4)	Perpetual bond security. The maturity date reflects the next call date.
(5)	Step bond—Coupon rate increases in increments to maturity. Rate disclosed is as of November 30, 2008. Maturity date disclosed is the ultimate maturity date.
(6)	Security is being fair valued by a valuation committee under the direction of the Board of Directors. At November 30, 2008, the value of these securities amounted to $3,657,366 or 2.15% of net assets.
(7)	Amount represents less than 0.005% of net assets.
(8)	The table below details the Fund’s investments in a security issued by a fund that is advised by the same advisor as the Fund. The advisor does not earn a management fee from UBS Supplementary Trust.

Income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/07	11/30/08	11/30/08	11/30/08	11/30/08

UBS Supplementary
Trust—U.S. Cash
Management
Prime Fund	$23,377,429	$101,524,750	$110,651,461	$14,250,718	$803,274

(9)	Investment in affiliated mutual fund.
(10)	The rate shown reflects the yield at November 30, 2008.
(11)	The table below details the Fund’s transaction activity in an affiliated issuer for the year ended November 30, 2008. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
Security	Value	year ended	year ended	Value	year ended
description	11/30/07	11/30/08	11/30/08	11/30/08	11/30/08

UBS Private Money
Market Fund LLC	$364,670	$45,517	$410,187	$0	$660

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

CDO	Collateralized debt obligations
CLO	Collateralized loan obligations
GMAC	General Motors Acceptance Corp.
GS	Goldman Sachs
GSAMP	Goldman Sachs Mortgage Securities Corp.
IO	Interest only—This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
OJSC	Open Joint Stock Company
REMIC	Real Estate Mortgage Investment Conduit
TIPS	Treasury inflation protected securities (“TIPS”) are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury security of the same maturity.

Currency type abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MYR	Malaysian Ringgit
RUB	Russian Ruble
TRY	New Turkish Lira
USD	United States Dollar

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

Forward foreign currency contracts
Strategic Global Income Fund, Inc. had the following open forward foreign currency contracts as of November 30, 2008:

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

Australian Dollar	69,380,000	JPY	4,915,519,423	12/01/08	$5,934,303

Australian Dollar	3,310,000	NZD	4,144,517	12/01/08	107,750

Australian Dollar	13,745,000	USD	12,750,963	12/01/08	3,736,992

Australian Dollar	1,610,000	USD	1,010,034	12/01/08	(45,805)

Australian Dollar	4,025,000	USD	2,506,891	03/02/09	(120,227)

Brazilian Real	4,000,000	USD	2,390,914	12/04/08	665,369

Brazilian Real	3,200,000	USD	1,364,024	12/04/08	(16,412)

Canadian Dollar	34,785,241	USD	32,323,154	12/01/08	4,275,064

Canadian Dollar	3,849,759	USD	3,026,064	12/01/08	(78,079)

Czech Koruna	28,500,000	EUR	1,170,642	12/04/08	59,098

Euro	5,147,733	AUD	8,745,000	12/01/08	(805,224)

Euro	24,709,847	CHF	36,372,002	12/01/08	(1,433,397)

Euro	4,518,475	GBP	3,670,000	12/01/08	(96,446)

Euro	8,065,000	JPY	1,088,476,595	12/01/08	1,142,730

Euro	22,245,000	USD	34,360,420	12/01/08	6,098,147

Euro	1,290,000	USD	1,621,117	03/02/09	(17,054)

Great Britain Pound	3,405,000	CHF	6,841,769	12/01/08	399,004

Great Britain Pound	4,565,000	CHF	8,255,300	12/01/08	(220,659)

Great Britain Pound	3,340,000	JPY	622,979,138	12/01/08	1,381,811

Great Britain Pound	11,900,000	USD	22,901,180	12/01/08	4,599,575

Great Britain Pound	2,965,000	USD	4,435,937	12/01/08	(124,085)

Japanese Yen	363,034,364	AUD	5,810,000	12/01/08	11,575

Japanese Yen	3,664,593,100	AUD	51,785,000	12/01/08	(4,383,994)

Japanese Yen	1,632,653,100	EUR	10,650,000	12/01/08	(3,552,497)

Japanese Yen	2,176,095,050	NOK	113,353,043	12/01/08	(6,519,711)

Japanese Yen	1,315,699,542	USD	13,862,602	12/01/08	95,734

Japanese Yen	803,400,000	USD	7,694,296	12/01/08	(712,107)

Malaysian Ringgit	48,700,000	USD	13,501,525	12/04/08	61,728

Mexican Peso	22,680,000	USD	2,242,325	12/01/08	548,398

New Turkish Lira	4,700,000	USD	3,557,911	12/04/08	561,297

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

Forward foreign currency contracts (continued)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

New Turkish Lira	4,800,000	USD	3,039,899	12/04/08	$(20,472)

New Zealand Dollar	15,635,000	USD	11,940,450	12/01/08	3,345,108

Norwegian Krone	102,630,000	EUR	12,588,611	12/01/08	1,281,118

Norwegian Krone	10,723,043	USD	1,516,267	12/01/08	(20,954)

Saudi Arabian Riyal	15,490,000	USD	4,133,422	12/16/08	7,338

Singapore Dollar	6,525,000	USD	4,779,169	12/01/08	463,122

South African Rand	31,660,000	USD	4,263,399	12/01/08	1,122,526

South African Rand	26,000,000	USD	3,140,855	12/04/08	562,983

Swedish Krona	190,282,799	USD	26,437,181	12/01/08	3,024,963

Swedish Krona	136,912,441	USD	16,705,807	12/01/08	(139,772)

Swedish Krona	140,302,248	USD	17,040,000	03/02/09	(215,014)

Swiss Franc	24,161,875	EUR	16,579,303	12/01/08	1,161,307

Swiss Franc	13,100,000	EUR	8,304,279	12/01/08	(240,188)

Swiss Franc	8,132,956	GBP	4,620,000	12/01/08	406,025

Swiss Franc	26,760,000	USD	24,936,763	12/01/08	2,893,929

Swiss Franc	266,693	USD	218,263	12/01/08	(1,419)

Ukrainian Hyrvnia	2,070,000	USD	366,372	05/18/09	119,598

United States Dollar	4,197,948	ARS	15,323,500	11/16/09	(1,498,337)

United States Dollar	2,519,650	AUD	4,025,000	12/01/08	119,945

United States Dollar	14,123,269	AUD	17,680,000	12/01/08	(2,528,725)

United States Dollar	1,709,402	BRL	4,000,000	12/04/08	16,143

United States Dollar	3,502,627	BRL	8,000,000	12/04/08	(51,537)

United States Dollar	35,785,756	CAD	38,635,000	12/01/08	(4,633,523)

United States Dollar	19,573,010	CHF	20,952,453	12/01/08	(2,313,988)

United States Dollar	221,815	CHF	270,000	03/02/09	1,769

United States Dollar	10,792,225	EUR	8,595,409	12/01/08	128,243

United States Dollar	11,720,000	EUR	7,968,453	12/01/08	(1,596,081)

United States Dollar	4,417,089	GBP	2,910,000	12/01/08	58,345

United States Dollar	29,136,319	GBP	14,975,000	12/01/08	(6,105,518)

United States Dollar	4,439,020	GBP	2,965,000	03/02/09	123,670

United States Dollar	32,635,788	JPY	3,328,500,000	12/01/08	2,192,087

United States Dollar	13,927,173	JPY	1,315,700,000	03/02/09	(104,108)

United States Dollar	2,132,401	MXN	22,680,000	12/01/08	(438,473)

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

Forward foreign currency contracts (concluded)

					Unrealized
	Contracts	In		Maturity	appreciation/
	to deliver	exchange for		dates	(depreciation)

United States Dollar	1,510,310	NOK	10,730,000	03/02/09	$19,727

United States Dollar	8,246,375	NZD	11,490,483	12/01/08	(1,929,482)

United States Dollar	4,141,600	SAR	15,490,000	12/16/08	(15,516)

United States Dollar	17,040,000	SEK	140,895,240	12/01/08	295,619

United States Dollar	29,368,018	SEK	186,300,000	12/01/08	(6,445,840)

United States Dollar	16,695,525	SEK	136,920,000	03/02/09	143,525

United States Dollar	4,836,407	SGD	6,525,000	12/01/08	(520,360)

United States Dollar	2,797,692	TRY	4,800,000	12/04/08	262,679

United States Dollar	372,973	UAH	2,070,000	05/18/09	(126,199)

United States Dollar	3,911,220	ZAR	31,660,000	12/01/08	(770,347)

United States Dollar	2,417,791	ZAR	26,800,000	12/04/08	239,400

Net unrealized depreciation on forward foreign currency contracts					$(173,806)

Currency type abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great Britain Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SAR	Saudi Arabian Riyal
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	New Turkish Lira
UAH	Ukranian Hryvnia
USD	United States Dollar
ZAR	South African Rand

Strategic Global Income Fund, Inc.

Portfolio of investments—November 30, 2008

Futures contracts
Strategic Global Income Fund, Inc. had the following open futures contracts as of November 30, 2008:

				Unrealized
	Expiration	Cost/		appreciation/
	dates	(proceeds)	Value	(depreciation)

US treasury futures buy contracts:
10 Year US Treasury
Notes, 195 contracts (USD)	March 2009	$23,033,634	$23,588,906	$555,272

US treasury futures sell contracts:
2 Year US Treasury Notes,
29 contracts (USD)	December 2008	(6,152,484)	(6,332,875)	(180,391)

2 Year US Treasury Notes,
183 contracts (USD)	March 2009	(39,479,815)	(39,676,687)	(196,872)

5 Year US Treasury Notes,
9 contracts (USD)	December 2008	(1,005,595)	(1,074,094)	(68,499)

5 Year US Treasury Notes,
91 contracts (USD)	March 2009	(10,469,461)	(10,620,695)	(151,234)

Interest rate futures buy contracts:
90 Day Euro-Dollar,
170 contracts (USD)	December 2008	41,517,493	41,596,875	79,382

Interest rate futures sell contracts:
30 Day Fed Fund Futures,
120 contracts (USD)	December 2008	(49,565,292)	(49,803,984)	(238,692)

30 Day Fed Fund Futures,
102 contracts (USD)	January 2009	(42,181,917)	(42,324,886)	(142,969)

Net unrealized depreciation on futures contracts				$(344,003)

Currency type abbreviation:
USD	United States Dollar

Options written
Strategic Global Income Fund, Inc. had the following open options written as of November 30, 2008:

	Expiration	Premiums
	date	received	Value

Put options
90 Day Euro-Dollar Futures,
365 contracts, strike @ USD 96.50	June 2009	$141,698	$73,000

Currency type abbreviation:
USD	United States Dollar

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of assets and liabilities—November 30, 2008

Assets:
Investments in securities of unaffiliated issuers, at value (cost—$185,713,849)	$152,768,741

Investments in securities of affiliated issuers, at value (cost—$14,250,718)	14,250,718

Total investments (cost—$199,964,567)	167,019,459

Foreign currency, at value (cost—$2,062,192)	1,888,116

Interest receivable	2,224,740

Variation margin receivable	440,681

Outstanding swap agreements, at value	4,588,096

Unrealized appreciation on forward foreign currency contracts	47,667,744

Other assets	2,194

Total assets	223,831,030

Liabilities:
Unrealized depreciation on forward foreign currency contracts	47,841,550

Outstanding swap agreements, at value	4,457,829

Due to broker	466,899

Due to custodian	193,281

Payable to investment advisor and administrator	144,653

Options written, at value (premiums received—$141,698)	73,000

Directors’ fees payable	2,114

Accrued expenses and other liabilities	183,463

Total liabilities	53,362,789

Net assets:
Capital stock—$0.001 par value; 100,000,000 shares authorized;
18,258,828 shares issued and outstanding	206,099,092

Accumulated undistributed net investment income	1,181,417

Accumulated net realized loss from investment transactions	(3,258,627)

Net unrealized depreciation of investments, futures, swaps,
forward foreign currency contracts, options written and other
assets and liabilities denominated in foreign currencies	(33,553,641)

Net assets	$170,468,241

Net asset value per share	$9.34

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of operations

For the
year ended
November 30, 2008

Investment income:
Interest income, net of foreign withholding taxes of $41,355
(includes $803,274 earned from an affiliated entity)	$14,903,775

Securities lending income (all of which was earned
from an affiliated entity)	660

Total income	14,904,435

Expenses:
Investment advisory and administration fees	1,987,329

Custody and accounting fees	163,414

Professional fees	111,900

Reports and notices to shareholders	93,900

Listing fees	23,816

Directors’ fees	20,800

Transfer agency fees	20,600

Insurance expenses	6,046

Other expenses	23,000

Total expenses	2,450,805

Net investment income	12,453,630

Realized and unrealized gains (losses) from investment activities:
Net realized gain (loss) from:
Investments	(4,466,265)

Futures	1,188,613

Options written	1,025,669

Swap agreements	1,090,249

Forward foreign currency contracts and foreign currency transactions	6,319,829

Net change in unrealized appreciation/(depreciation) of:
Investments	(38,103,519)

Futures	(355,276)

Options written	72,974

Swap agreements	240,978

Other assets and liabilities denominated in foreign currency and
forward foreign currency contracts	741,856

Net realized and unrealized loss from investment activities	(32,244,892)

Net decrease in net assets resulting from operations	$(19,791,262)

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Statement of changes in net assets

	For the years ended November 30,

	2008	2007

From operations:
Net investment income	$12,453,630	$8,142,604

Net realized gain (loss) from investments	(4,466,265)	3,450,147

Net realized gain from futures	1,188,613	2,532,642

Net realized gain from options written	1,025,669	—

Net realized gain from swap agreements	1,090,249	149,670

Net realized gain (loss) from forward foreign currency
contracts and foreign currency transactions	6,319,829	(577,936)

Net change in unrealized appreciation/(depreciation) of:
Investments	(38,103,519)	(3,498,228)

Futures	(355,276)	(72,384)

Options written	72,974	(4,276)

Swap agreements	240,978	(316,351)

Other assets and liabilities denominated in foreign
currency and forward foreign currency contracts	741,856	(1,238,400)

Net increase (decrease) in net assets resulting
from operations	(19,791,262)	8,567,488

Dividends and distributions to shareholders from:
Net investment income	(16,372,691)	(11,118,076)

Net realized gains	(1,433,318)	(5,782,295)

Total dividends and distributions to shareholders	(17,806,009)	(16,900,371)

Net decrease in net assets	(37,597,271)	(8,332,883)

Net assets:
Beginning of year	208,065,512	216,398,395

End of year	$170,468,241	$208,065,512

Accumulated undistributed (distributions in excess of)
net investment income	$1,181,417	$(3,712,312)

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Financial highlights

Selected data for a share of common stock outstanding thoughout each year is presented below:

	For the years ended November 30,

	2008	2007	2006	2005	2004

Net asset value,
beginning of year	$11.40	$11.85	$11.47	$13.12	$12.93

Net investment income	0.68 *	0.45 *	0.51	0.54	0.54

Net realized and unrealized gains
(losses) from investment activities	(1.76)	0.03	0.80	(0.28)	0.94

Net increase (decrease) from
investment operations	(1.08)	0.48	1.31	0.26	1.48

Dividends from net investment income	(0.90)	(0.61)	(0.83)	(1.17)	(1.29)

Distributions from net realized gains	(0.08)	(0.32)	(0.10)	(0.63)	—

Distributions from paid-in-capital	—	—	—	(0.11)	—

Total dividends and distributions	(0.98)	(0.93)	(0.93)	(1.91)	(1.29)

Net asset value, end of year	$9.34	$11.40	$11.85	$11.47	$13.12

Market price per share,
end of year	$7.53	$10.38	$11.67	$10.56	$14.60

Total net asset value return(1)	(10.52)%	4.22%	11.89%	1.85%	12.10%

Total market price return(2)	(20.13)%	(3.45)%	19.70%	(17.37)%	10.89%

Ratios/supplemental data:

Net assets, end of year (000’s)	$170,468	$208,066	$216,398	$209,404	$239,538

Ratio of expenses to average
net assets:	1.21%	1.22%	1.23%	1.22%	1.16%

Ratio of net investment income to
average net assets:	6.14%	3.86%	4.43%	4.43%	4.21%

Portfolio turnover	102%	103%	74%	113%	189%

*	Calculated using the average shares method.
(1)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable dates. Total net asset value return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares. Total return based on net asset value is hypothetical as investors cannot purchase or sell Fund shares at the net asset value but only at market prices.
(2)	Total market price return is calculated assuming a purchase of $10,000 of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends/distributions or a sale of Fund shares.

See accompanying notes to financial statements

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Organization and significant accounting policies
Strategic Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on November 15, 1991 and is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company. The Fund’s shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective.

In the normal course of business the Fund enters into contracts that contain a variety of representations that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. Securities traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment advisor of the Fund. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. Foreign currency exchange rates are generally determined as of the close of the NYSE. Occasionally, events affecting the value of foreign investments occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Fund’s net asset value. If events materially affecting the value of such securities occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Board. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company as provided by such other entity. Investment securities and other assets and liabilities denominated in foreign currencies are translated daily into US dollars using foreign currency exchange rates determined as of the close of regular trading on the New York Stock Exchange.

The Fund adopted Statement of Financial Accounting Standards No. 157, “Fair value measurements” (“FAS 157”). FAS 157 requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the value of investments.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund’s assets and liabilities:

Measurements at 11/30/08

	Quoted prices in	Significant
	active markets	other
	for identical	observable	Unobservable
	assets	inputs	inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Assets:
Securities	$0	$140,097,192	$25,712,929	$165,810,121

Derivatives	1,809,873	52,255,840	0	54,065,713

Total	$1,809,873	$192,353,032	$25,712,929	$219,875,834

Liabilities:
Securities sold short	$0	$0	$0	$0

Derivatives	(999,483)	(52,299,379)	0	(53,298,862)

Total	$(999,483)	$(52,299,379)	$0	$(53,298,862)

The following is a rollforward of the Fund’s assets that were valued using unobservable inputs for the period, which excludes from Total gains or losses (realized/unrealized) included in earnings unrealized losses of $1,681,710 related to transferred assets, presented at their end of period values:

	Measurements using
	unobservable inputs (Level 3)

	Securities	Derivatives	Total

Assets:
Beginning balance	$15,518,620	$0	$15,518,620

Total gains or losses (realized/unrealized)
included in earnings	(3,231,382)	0	(3,231,382)

Purchases, sales, issuances, and settlements (net)	11,888,325	0	11,888,325

Transfers in and/or out of Level 3	1,537,366	0	1,537,366

Ending balance	$25,712,929	$0	$25,712,929

The amount of total gains or losses for the period included in earnings attributable to the change in unrealized gains or losses relating to assets still held at 11/30/08.	$(5,080,671)	$0	$(5,080,671)

In September 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position No. FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “FSP”). The FSP amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Instruments and Hedging Activities”, and also amends FASB Interpretation No. 45 (“FIN 45”), “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others”. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the FSP and incorporated for the current period as part of the Notes to the portfolio of investments and disclosures within the footnote, “Swap agreements”.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). This standard requires enhanced disclosures about the Fund’s derivative and hedging activities. FAS 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign exchange transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Foreign currency translation—The Fund uses the foreign currency exchange rates determined as of the close of regular trading on the NYSE. For purposes of calculating the US dollar equivalent value of a non-US dollar denominated obligation, foreign currency amounts are translated into US dollars on the following basis: (1) market value of investment securities and other assets and liabilities—at the exchange rates prevailing at the close of each business day; and (2) purchases and sales of investment

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

securities and income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market value of the Fund’s portfolio are presented at the foreign exchange rates at the end of the Fund’s fiscal period, the Fund does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income in accordance with US federal income tax regulations.

Forward foreign currency contracts—The Fund may enter into forward foreign currency exchange contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income.

The Fund has no specific limitation on the percentage of assets which may be committed to such contracts. The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the value of its assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains and losses recognized by the Fund on contracts which have been sold or matured.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Futures contracts—The Fund may use financial futures contracts for hedging purposes and to adjust exposure to US and foreign fixed income markets in connection with a reallocation of the Fund’s assets or to manage the average duration of the Fund. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or liquid securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

The Statement of operations reflects net realized and net unrealized gains and losses on these contracts.

Swap agreements—The Fund may engage in swap agreements, including but not limited to interest rate, currency, credit default and total return swap agreements. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The Fund may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect itself from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Credit default swap agreements involve commitments to make or receive payments in the event of a default or a credit event of a referenced security. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Fund typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a credit event. If no credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract. However, if a credit event occurs, the Fund will pay full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS Global AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

The Fund accrues for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of November 30, 2008 for which the Fund is the seller of protection are disclosed on page 43 in the footnotes to financial statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same referenced entity or entities.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

At November 30, 2008, the Fund had outstanding interest rate swap contracts with the following terms:

				Payments		Payments
	Notional		Termination	made by		received by
Counterparty	amount		dates	the Fund		the Fund		Value

Citigroup Global
Markets Limited	USD	13,100,000	02/28/13	—	%(1)	3.4750	%(2)	$374,077

Citigroup Global
Markets Limited	USD	8,000,000	08/15/16	4.3400	(2)	—	(1)	(692,672)

Citigroup Global
Markets Limited	USD	42,400,000	11/24/18	1.4038	(4)	2.1531	(3)	16,905

Deutsche Bank AG	USD	3,400,000	09/15/10	2.8163	(3)	3.6000	(2)	94,369

Deutsche Bank AG	USD	45,480,000	10/15/10	—	(1)	3.2000	(2)	849,944

Deutsche Bank AG	GBP	30,000,000	12/15/11	—	(5)	4.1950	(2)	768,983

Deutsche Bank AG	GBP	7,300,000	12/15/19	4.6425	(2)	—	(5)	(356,606)

Goldman Sachs
International	USD	84,700,000	11/24/09	2.1531	(3)	1.3988	(4)	168,931

Goldman Sachs
International	USD	3,400,000	09/15/10	2.8163	(3)	3.6000	(2)	94,369

JPMorgan
Chase Bank	AUD	85,500,000	08/24/11	—	(6)	6.7500	(2)	2,220,518

JPMorgan
Chase Bank	USD	42,400,000	11/24/18	1.4088	(4)	2.1531	(3)	(1,808)

JPMorgan
Chase Bank	AUD	22,500,000	08/24/19	6.5700	(2)	—	(5)	(1,396,449)

Merrill Lynch
International	USD	15,430,000	08/15/16	4.3300	(2)	—	(1)	(1,327,240)

								$813,321

(1)	Rate based on 3 month LIBOR (USD BBA). This is a forward starting trade and, as such, a floating rate has not yet been assigned as of November 30, 2008.
(2)	Payments made or received are based on the notional amount.
(3)	Rate based on 3 month LIBOR (USD BBA).
(4)	Rate based on 1 month LIBOR (USD BBA).
(5)	Rate based on 6 month LIBOR (GBP BBA). This is a forward starting trade and, as such, a floating rate has not been assigned as of November 30, 2008.
(6)	Rate based on 3 month BBSW. This is a forward starting trade and, as such, a floating rate has not yet been assigned as of November 30, 2008.
BBA	British Banking Association
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
LIBOR	London Interbank Offered Rate

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Currency type abbreviations:
AUD	Australian Dollar
GBP	Great Britain Pound
USD	United States Dollar

At November 30, 2008, the Fund had outstanding a credit default swap contract with the following terms:

Credit default swap on corporate and sovereign issues—sell protection

Counterparty—Credit Suisse International:

Upfront
		Payments	Payments	payments
Notional	Termination	made by	received by	made		Credit
amount(1)	date	the Fund	the Fund	(received)	Value	spread(2)

USD 4,000,000	05/20/12	—(3)	3.3000%(4)	$—	$(683,054)	9.849%

(1)	The notional amount represents the maximum potential payment the Fund could be required to make, as a credit protection seller, if a credit event, as defined by the terms of this particular agreement, occurs.
(2)	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity.
(3)	Payment to the counterparty will be made upon the occurrence of bankruptcy and/or restructuring event with respect to the Development Bank of Kazakhstan 7.375% bond, due 11/12/13.
(4)	Payments received are based on the notional amount.

Currency type abbreviation:
USD	United States Dollar

Credit linked notes—The Fund may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

structured note, the Fund will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risks that the issuer of the structured notes may fail to perform its contractual obligations.

Options writing—The Fund may write (sell) put and call options on foreign or US securities indices in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Written option activity for the year ended November 30, 2008 for the Fund was as follows:

		Amount of
	Number of	premiums
	contracts	received

Options outstanding at November 30, 2007	204	$200,999

Options written	5,091	3,431,329

Options terminated in closing purchase transactions	(3,878)	(3,173,010)

Options expired prior to exercise	(1,052)	(317,620)

Options outstanding at November 30, 2008	365	$141,698

Purchased options—The Fund may purchase put and call options on foreign or US securities and indices as well as exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific security, industry or geographic region. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures, security or currency transaction to determine the realized gain or loss.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains and/or return of capital is determined in accordance with US federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Fund invests. The ability of the issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator
The Fund’s Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Global AM. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at the annual rate of 1.00% of the Fund’s average weekly net assets. At November 30, 2008, the Fund owed UBS Global AM $144,653 in investment advisory and administration fees.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended November 30, 2008, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $16,213,301. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or US government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or US government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers had been approved as borrowers under the Fund’s securities lending program. UBS Securities LLC was the lending agent. For the year ended November 30, 2008, UBS Securities LLC earned $189 in compensation as the Fund’s lending agent. At November 30, 2008, the Fund did not owe UBS Securities LLC compensation as the Fund’s lending agent. At November 30, 2008, there were no securities on loan and no related collateral outstanding. In November 2008, UBS Securities LLC exited the securities lending business.

Capital stock
There are 100,000,000 shares of $0.001 par value common stock authorized and 18,258,828 shares outstanding at November 30, 2008. For the years ended November 30, 2008 and November 30, 2007, there were no transactions involving common stock.

Purchases and sales of securities
For the year ended November 30, 2008, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $167,183,720 and $166,428,071, respectively.

Federal tax status
It is the Fund’s policy to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any,

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

the Fund intends not to be subject to a federal excise tax. Accordingly, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended November 30, 2008 was as follows:

Distributions paid from:	2008	2007

Ordinary income	$15,766,753	$12,824,898

Net long-term capital gains	2,039,256	4,075,473

	$17,806,009	$16,900,371

At November 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,161,652

Accumulated capital and other losses	(2,815,708)

Net unrealized depreciation	(34,976,795)

Total accumulated deficit	$(35,630,851)

For federal income tax purposes, the tax cost of investments and the components of net unrealized depreciation of investments at November 30, 2008 were as follows:

Tax cost of investments	$201,643,005

Gross unrealized appreciation	5,939,844

Gross unrealized depreciation	(40,563,390)

Net unrealized depreciation of investments	$(34,623,546)

The difference between book-basis and tax-basis net unrealized depreciation of investments is attributable to premium amortization adjustments and options marked to market.

To reflect reclassifications arising from permanent “book/tax” differences for the year ended November 30, 2008, the Fund’s accumulated undistributed net investment income was increased by $8,812,790, accumulated net realized loss from investment activities was increased by $8,812,779 and capital stock was decreased by $11. These differences are primarily due to the tax treatment of foreign currency transactions, paydown gains and losses, reclassification of distributions for tax purposes, adjustments for certain debt obligations and the tax treatment of swap contracts.

Strategic Global Income Fund, Inc.

Notes to financial statements—November 30, 2008

At November 30, 2008, the Fund had a net capital loss carryover of $2,650,085 for federal income tax purposes available to offset future capital gains through November 30, 2016.

The Fund adopted the provisions of FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. The implementation of FIN 48 resulted in no material liabilities for unrecognized tax benefits and no material changes to the beginning net asset value of the Fund.

As of and during the year ended November 30, 2008, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of operations. During the period, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and the state taxing authorities. The adoption of FIN 48 had no impact on the operations of the Fund for the year ended November 30, 2008.

Strategic Global Income Fund, Inc.

Report of Ernst & Young LLP, independent registered public accounting firm

The Board of Directors and Shareholders Strategic Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Strategic Global Income Fund, Inc. (the “Fund”), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strategic Global Income Fund, Inc. at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
January 27, 2009

Strategic Global Income Fund, Inc.

Tax information (unaudited)

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual reporting. Since the Fund’s fiscal year is not the calendar year, another notification will be sent in respect of calendar year 2008. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2009. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

50

Strategic Global Income Fund, Inc.

General information (unaudited)

The Fund
Strategic Global Income Fund, Inc. (the “Fund”) is a non-diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to achieve a high level of current income. As a secondary objective, the Fund seeks capital appreciation, to the extent consistent with its primary objective. There can be no assurance that the Fund’s investment objective will be achieved. The Fund’s investment advisor and administrator is UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Shareholder information
The Fund’s NYSE trading symbol is “SGL.” Comparative net asset value and market price information about the Fund is published weekly in various publications.

Update regarding the Fund’s investments—investments in certain structured products and certain attendant risks
The Fund may invest in a wide range of securities, including mortgage- and asset-backed securities. Information regarding such securities was included in the Fund’s original prospectus. Since that time, markets have continued to change, and the Fund may invest to a greater extent in certain types of securities then it has in the past.

As a result of current market opportunities, the Fund may invest significantly in mortgage-backed and asset-backed securities. The Fund may invest in asset-backed securities that are categorized as collateralized debt obligations (“CDOs”). CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches

51

Strategic Global Income Fund, Inc.

General information (unaudited)

from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. In addition to the normal risks associated with fixed income securities (e.g., interest rate risk, prepayment risk and default risk), CDOs carry additional risks including, but are not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Fund’s manager will weigh the potential benefits of an investment against perceived risks in determining whether to invest in such securities. The Fund’s manager believes that the Fund’s closed-end structure might make it particularly appropriate to take advantage of market opportunities to purchase such securities from other investors, such as those who are effectively forced to sell such securities at attractive prices in order to meet redemption requests from their own investors.

As noted in its prospectus, the Fund may invest up to 20% of its total assets in mortgage-backed securities; the Fund has not adopted a similar policy limiting the amount of its investments in asset-backed securities. Such investments would be made in light of the Fund’s overall primary investment goal to achieve a high level of current income, with capital appreciation a secondary objective in the selection of investments.

52

Strategic Global Income Fund, Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc. or its nominee, will have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions

53

Strategic Global Income Fund, Inc.

General information (unaudited)

declared and having a record date at least ten days after the date on which the election is received.

Additional shares of common stock acquired under the Plan will be purchased in the open market, on the NYSE or otherwise, at prices that may be higher or lower than the net asset value per share at the time of the purchase. Investors should consider whether continued participation in the dividend reinvestment plan is appropriate for them when the Fund’s market price exceeds its net asset value; a portion of a dividend/distribution may represent a return of capital, which would be reinvested in the Fund at a premium to net asset value. The number of shares of common stock purchased with each dividend/distribution will be equal to the result obtained by dividing the amount of the dividend/distribution payable to a particular shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market. The Fund will not issue any new shares in connection with the Plan. There currently is no charge to participants for reinvesting dividends or other distributions. The transfer agent’s fees for handling the reinvestment of distributions are paid by the Fund. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of common stock in connection with the reinvestment of distributions. The automatic reinvestment of dividends and other distributions in shares of common stock does not relieve participants of any income tax that may be payable on such distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days’ written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at PNC Global Investment Servicing, P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the Plan, you may also contact the transfer agent directly at 1-800-331 1710.

Distribution policy
The Fund’s Board adopted a managed distribution policy in May 1998, which was revised effective January 2000 and again in May 2005. Pursuant to the policy as in effect from January 2000 through early May 2005, the Fund

54

Strategic Global Income Fund, Inc.

General information (unaudited)

made regular monthly distributions at an annualized rate equal to 10% of the Fund’s net asset value, as determined as of the last trading day during the first week of that month (usually a Friday unless the NYSE is closed that Friday). The Board approved reducing the annualized rate for distribution pursuant to the policy from 10% to 8% effective beginning with the June 2005 monthly distribution. From May 31, 1998 through January 2000, the Fund’s managed distribution was 8% of the Fund’s net asset value as determined as of the last trading day during the first week of the month. Prior to May 31, 1998, the Fund’s distributions varied based on the Fund’s net investment income and realized capital gains or losses. The Fund’s Board may change or terminate the managed distribution policy at any time; any such change or termination may have an adverse effect on the market price for the Fund’s shares.

To the extent that the Fund’s taxable income in any fiscal year exceeds the aggregate amount distributed based on a fixed percentage of its net asset value, the Fund would make an additional distribution in the amount of that excess near the end of the fiscal year. To the extent that the aggregate amount distributed by the Fund (based on a percentage of its net assets) exceeds its current and accumulated earnings and profits, the amount of that excess would constitute a return of capital or net realized capital gains for tax purposes.

Monthly distributions based on a fixed percentage of the Fund’s net asset value may require the Fund to make multiple distributions of long-term capital gains during a single fiscal year. The Fund has received exemptive relief from the Securities and Exchange Commission that enables it to do so. The Fund’s Board receives recommendations from UBS Global AM, the Fund’s investment advisor, periodically and no less frequently than annually will reassess the annualized percentage of net assets at which the Fund’s monthly distributions will be made.

55

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Background—At a meeting of the board of Strategic Global Income Fund, Inc. (the “Fund”) on July 16, 2008, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Contract of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM, as well as the advisory and administrative arrangements for the Fund.

The Independent Directors discussed the materials initially provided by management prior to the scheduled board meeting in a session with their independent legal counsel and requested, and received from management, supplemental materials to assist them in their consideration of the contracts. The Independent Directors also met in executive session after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory and administration agreements.

In its consideration of the approval of the Investment Advisory and Administration Contract, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration contract—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Contract during the past year. The board also considered the nature, extent and quality of administrative and other services performed by UBS Global AM and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and

56

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio manager primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was part of the UBS Global Asset Management Division, which had well over $700 billion of assets under management worldwide as of March 2008. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past year involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Contract.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the management and administrative services provided by UBS Global AM. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangements currently in place and considered the actual fee rate (after taking any waivers and reimbursements into account) (“Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management

57

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s advisory fees, the board also received information on UBS Global AM’s standard institutional account fees for accounts of a similar investment type to the Fund. The board noted that, in general, these fees were lower than the Contractual Management Fee and Actual Management Fee for the Fund, but also noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of funds versus such accounts and the differences in the levels of services required by funds and such accounts. The board also received information on fees charged to other funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee and total expenses were in the third quintile and its Actual Management Fee was in the fourth quintile (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable). The board noted that the Fund’s Actual Management Fee was close to that of the Fund’s Expense Group median.

Taking all of the above into consideration, the board determined that the management fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administration Contract.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year periods ended April 30, 2008 and (b) annualized performance information for each year in the ten-year period ended April 30. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance. The comparative Lipper information showed that the Fund’s

58

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

performance was in the second quintile for the one-, three- and ten-year periods and the fourth quintile for the five-year period. (The first quintile represented that fifth of the funds in the Performance Universe with the highest performance, and the fifth quintile represented that fifth of the funds in the Performance Universe with the lowest performance.) Based on its review, the board concluded that the Fund’s investment performance was satisfactory.

Adviser profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether UBS Global AM has achieved economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

In conducting its review, the board noted that the Fund’s Contractual Management Fee did not contain any breakpoints. Further, the board noted that advisory contracts of closed-end funds frequently do not contain breakpoints. Management informed the board that the Fund, as a closed-end investment company, was not expected to materially increase in size; thus, UBS Global AM would not benefit from economies of scale.

The board members considered whether economies of scale could be realized because UBS Global AM advises other similar funds, and, based on their experience, the board accepted UBS Global AM’s explanation that significant economies of scale would not be realized because the nature of the market in which the Fund invests did not provide significant savings.

59

Strategic Global Income Fund, Inc.

Board approval of investment advisory and administration contract (unaudited)

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Contract to continue for another year. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Contract. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Contract in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

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61

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Board of Directors & Officers information
The Fund is governed by a Board of Directors (the “Board”), which oversees the Fund’s operations. Each Director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Officers are appointed by the Directors and serve at the pleasure of the Board.

The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund, the Director’s or Officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the Director or for which a person served as an Officer, and other directorships held by the Director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the Directors and is being mailed to shareholders concurrently with this annual report.

Interested Director

Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg;(2) 66 Morgan Stanley 1585 Broadway 33rd Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

62

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics) and SAPPI, Ltd. (producer of paper).

63

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 73 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1996 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995).

Alan S. Bernikow; 68 207 Benedict Ave Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 61 McLarty Associates 900 17th Street, 8th Floor Washington, DC 20006	Director	Since 1996	Mr. Burt is a senior advisor to McLarty Associates (a consulting firm) (since April 2007) and chairman of IEP Advisors (international investments and consulting firm). Prior to April 2007, he was chairman of Diligence Inc. (information and risk management firm).

Bernard H. Garil; 68 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

64

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as a member of its nominating and corporate governance committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee).

Mr. Burt is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc., The New Germany Fund, Inc., IGT, Inc. (provides technology to gaming and wagering industry) and The Protective Group, Inc. (produces armor products).

Mr. Garil is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

65

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Non-interested Directors (concluded)
Term of
	Position(s)	office(1) and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Heather R. Higgins; 49 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution.

66

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Ms. Higgins is a director or trustee of 17 investment companies (consisting of 49 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

67

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joseph Allessie*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that, Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 42	Vice President and Treasurer	Since 2000 (Vice President) and since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007), (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department of UBS Global AM—Americas region (since September 2006). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

68

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Michael J. Flook*; 43	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide since October 2000. Mr. Flook is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Mark F. Kemper**; 50	Vice President and Secretary	Since 2004	Mr. Kemper is general counsel of UBS Global AM—Americas region (since 2004). Mr. Kemper also is a managing director of UBS Global AM—Americas region (since 2006). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. (“UBS Global AM—Americas”) from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas since 1999 and assistant secretary of UBS Global Asset Management Trust Company since 1993. Mr. Kemper is secretary of UBS Global AM—Americas region (since 2004). Mr. Kemper is vice president and secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

69

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Joanne M. Kilkeary*; 40	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Tammie Lee*; 37	Vice President and Assistant Secretary	Since 2005	Ms. Lee is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Prior to that she was assistant vice president and counsel at Deutsche Asset Management/Scudder Investments from 2000 to 2003. Ms. Lee is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

70

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Steven J. LeMire*; 39	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since October 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joseph McGill*; 46	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) of UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at J.P. Morgan Investment Management (from 1999 to 2003). Mr. McGill is a vice president and chief compliance officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

71

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Nancy D. Osborn*; 42	Vice President and Assistant Treasurer	Since 2007	Mrs. Osborn is an associate director and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 43	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

72

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Uwe Schillhorn**; 44	Vice President	Since 2004	Mr. Schillhorn is an executive director, and head of emerging markets debt (since 2004) of UBS Global AM—Americas region. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Andrew Shoup*; 52	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the global treasury administration department of UBS Global AM—Americas region (since July 2006). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

73

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (continued)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Kai R. Sotorp**; 49	President	Since 2006	Mr. Sotorp is the head of the Americas for UBS Global Asset Management (since 2004); a member of the UBS Group Managing Board (since 2003) and a member of the UBS Global Asset Management Executive Committee (since 2001). Prior to his current role, Mr. Sotorp was head of UBS Global Asset Management—Asia Pacific (2002–2004), covering Australia, Japan, Hong Kong, Singapore and Taiwan; head of UBS Global Asset Management (Japan) Ltd. (2001–2004); representative director and president of UBS Global Asset Management (Japan) Ltd. (2000–2004); and member of the board of Mitsubishi Corp. —UBS Realty Inc. (2000–2004). Mr. Sotorp is president of 21 investment companies (consisting of 105 portfolios) for which UBS Global Asset Management—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

74

Strategic Global Income Fund, Inc.

Supplemental information (unaudited)

Officers (concluded)
		Term of	Principal occupation(s) during
	Position(s)	office(1) and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	the Fund	time served	serves as officer

Keith A. Weller*; 47	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 21 investment companies (consisting of 105 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

(1)	Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified or until he or she resigns or is otherwise removed. Each director who has attained the age of seventy-five (75) years will be subject to retirement on the last day of the month in which he or she attains such age. Officers are appointed by the directors and serve at the pleasure of the Board.

(2)	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

*	This person’s business address is 51 West 52nd Street, New York, New York 10019-6114.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

75

Strategic Global Income Fund, Inc.

New York Stock Exchange certifications (unaudited)

Strategic Global Income Fund, Inc. (the “Fund”) is listed on the New York Stock Exchange (“NYSE”). As a result, it is subject to certain corporate governance rules and related interpretations issued by the exchange. Pursuant to those requirements, the Fund must include information in this report regarding certain certifications. The Fund’s president and treasurer have filed certifications with the SEC regarding the quality of the Fund’s public disclosure. Those certifications were made pursuant to Section 302 of the Sarbanes-Oxley Act (“Section 302 Certifications”). The Section 302 Certifications are filed as exhibits to the Fund’s annual report on Form N-CSR, which includes a copy of this annual report along with other information about the Fund. After the Fund’s 2008 annual meeting of shareholders, it filed a certification with the NYSE on April 24, 2008 stating that its president was unaware of any violation of the NYSE’s Corporate Governance listing standards.

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79

N.B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice

This notice describes the privacy policy of the UBS family of funds, the UBS PACE Funds and all closed-end funds managed, advised or sub-advised by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information which is obtained from applications may include name(s), address, social security number or tax identification number, bank account information, other Fund holdings and any affiliation the person has with UBS Financial Services Inc. or its subsidiaries (“Personal information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information.

The Funds may share Personal Information described above with their affiliates, including UBS Financial Services Inc. and UBS AG, for marketing and other business purposes, such as to facilitate the servicing of accounts.

The Funds may share Personal Information described above with a non-affiliated third party if the entity is under contract to perform transaction processing or to service and maintain shareholder accounts on behalf of the Funds and otherwise as permitted by law. Any such contract will include provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. The Funds may disclose Personal Information to regulatory authorities as required by applicable law.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them.

The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

80

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Uwe Schillhorn
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© 2009 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:
For the fiscal years ended November 30, 2008 and November 30, 2007, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $56,200 and $53,500, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:
In each of the fiscal years ended November 30, 2008 and November 30, 2007, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $3,523 and $3,700, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2008 and 2007 semiannual financial statements, and (2) review of the consolidated 2007 and 2006 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:
In each of the fiscal years ended November 30, 2008 and November 30, 2007, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $4,600 and $4,150, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for tax return preparation and review of excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended November 30, 2008 and November 30, 2007, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004-with revisions through July 2008)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

. . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [AM] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended November 30, 2008 and November 30, 2007 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended November 30, 2008, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended November 30, 2008 and November 30, 2007, the aggregate fees billed by E&Y of $412,382 and $378,555, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2008	2007

Covered Services	$8,123	$7,850
Non-Covered Services	404,259	370,705

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global AM is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1)	Name – Uwe Schillhorn
		Title – Vice President
		Length of Service – Since 2004

Business Experience Last 5 Years – Mr. Schillhorn is an executive director and head of emerging markets debt (since 2004) of UBS Global AM. Mr. Schillhorn is a vice president of two investment companies (consisting of two portfolios) for which UBS Global AM serves as investment advisor, sub-advisor or manager.

	Information is as of – January 29, 2009

(a)	(2)	(i) Portfolio Manager

		Uwe Schillhorn

(a)	(2)	(ii) (A) Registered Management Investment Companies

	The portfolio manager is responsible for four other Registered Management Investment Companies (not including the Registrant) totaling approximately $272 million as of November 30, 2008.

(a)	(2)	(ii) (B) Other Pooled Investment Vehicles

	The portfolio manager is responsible for nine Other Pooled Investment Vehicles totaling approximately $1.9 billion as of November 30, 2008.

(a)	(2)	(ii) (C) Other accounts

	The portfolio manager is responsible for 13 other accounts totaling approximately $2.2 billion as of November 30, 2008.

(a)	(2)	(iii) Accounts with respect to which an advisory fee is based on the performance of the account.

		None

(a)	(2)	(iv) Conflicts.

The management of the registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the registrant. The portfolio manager and his team manage the registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. The Advisor manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Advisor and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of November 30, 2008.)

(a)	(3)	Compensation.

	The compensation received by portfolio managers at UBS Global AM, including Mr. Schilhorn, includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories: base salary, annual bonuses and UBS AG equity. Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Annual bonuses, which are discretionary, are correlated with performance and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Broader equity share ownership is encouraged for all employees through “Equity Plus.” This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. The performance related component of the portfolio manager’s bonus is based on the performance of the funds he manages as compared to each fund’s broad-based benchmark over one, two and three year periods. With respect to the Registrant, the benchmark in effect as of November 2008 is a blended benchmark composed of 67% of Citigroup World Government Bond Index and 33% JP Morgan Emerging Markets Bond Index Global. (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of November 30, 2008, except as otherwise noted.)

(a)	(4)	Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of November 30, 2008.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is incorporated by reference herein from Exhibit EX-99 CODE ETH to the registrant’s Report on Form N-CSR filed February 5, 2004 (Accession Number: 0001206774-04-000032)(SEC File No. 811-06475).

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Global Income Fund, Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	January 29, 2009

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	January 29, 2009